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                                                                     EXHIBIT 4.1

                           [CNB HOLDINGS, INC. LOGO]

     COMMON STOCK                                              COMMON STOCK
        NUMBER                                                    SHARES
CNB
INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
  THE STATE OF GEORGIA                                      CERTAIN DEFINITIONS
                                                             CUSIP 12812F 10 1

THIS CERTIFIES THAT





IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


CNB Holdings, Inc. transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation, all amendments thereto, and the Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:



               /s/                                /s/
               SECRETARY                          PRESIDENT AND CEO

                               CNB HOLDINGS, INC.
                                   CORPORATE
                                      SEAL
                                      1997
                                    GEORGIA

COUNTERSIGNED AND REGISTERED:
                    SUNTRUST BANK, ATLANTA
                                                            TRANSFER AGENT
                                                            AND REGISTRAR


BY

                                                      AUTHORIZED SIGNATURE

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                               CNB HOLDINGS, INC.

     CNB HOLDINGS, INC.'S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCKS WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO THE NUMBER OF SUCH SHARES OF EACH CLASS OR SERIES OF SUCH PREFERRED STOCKS AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

                                ---------------
     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                                ---------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -as tenants in common           UNIF GIFT MIN ACT-__________Custodian_____________
     TEN ENT -as tenants by the entireties                       (Cust)              (Minor)
     JT TEN  -as joint tenants with right of                  under Uniform Gifts to Minors
              survivorship and not as tenants                 Act_________________________
              in common                                                 (State)

                 Additional abbreviations may also be used though not in the above list.

     For value received, _____________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
     [                                    ]


--------------------------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________

Signature
                                  ---------------------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                   WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.




             SIGNATURE(S) GUARANTEED:
                                     --------------------------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                     INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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